SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2006

STATE BANCORP, INC.
(Exact name of registrant as specified in its charter)

    New York                                   0-14874          11-2846511
(State or other jurisdiction of             (Commission    (I.R.S. Employer
incorporation or organization)                 File Number)    Identification No.)

699 Hillside Avenue, New Hyde Park, NY    11040-2512
(Address of principal executive offices)      (Zip Code)

Registrant's telephone number including area code:  (516) 437-1000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1  Press release issued by the Company on August 11, 2006, announcing declaration of a cash dividend of $0.15 per share to be paid on September 8, 2006 to stockholders of record as of August 25, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STATE BANCORP, INC.

DATE: August 11, 2006

By: /s/ Brian K. Finneran
   Brian K. Finneran, Secretary/Treasurer